UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2016

Central Index Key Number of the issuing entity: 0001683489
Wells Fargo Commercial Mortgage Trust 2016-NXS6
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC
Central Index Key Number of the sponsor: 0001624053
Silverpeak Real Estate Finance LLC
Central Index Key Number of the sponsor: 0001685185
UBS AG
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-09	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On or about October 13, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-NXS6, Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2016-NXS6 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Peachtree Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Peachtree Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Peachtree Mall Whole Loan”) that includes the Peachtree Mall Mortgage Loan and three other pari passu loans, which are not assets of the Issuing Entity (each, a “Peachtree Mall Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Peachtree Mall Whole Loan is to be serviced and administered (i) until the securitization of the Peachtree Mall Pari Passu Companion Loan designated as Note A-3 (the “Peachtree Mall Note A-3 Pari Passu Companion Loan”), under the SGCMS 2016-C5 Pooling and Servicing Agreement, and (ii) from and after the securitization of the Peachtree Mall Note A-3 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On November 22, 2016, the Peachtree Mall Note A-3 Pari Passu Companion Loan was securitized pursuant to the CSAIL 2016-C7 Commercial Mortgage Trust securitization transaction. As of such date, the Peachtree Mall Whole Loan, including the Peachtree Mall Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CSAIL 2016-C7 Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. The CSAIL 2016-C7 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the CSAIL 2016-C7 Pooling and Servicing Agreement applicable to the servicing of the Peachtree Mall Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 13, 2016 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects. In particular:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) under the CSAIL 2016-C7 Pooling and Servicing Agreement will be 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Peachtree Mall Mortgage Loan).
•	The special servicing fee payable to the Non-Serviced Special Servicer under the CSAIL 2016-C7 Pooling and Servicing Agreement with respect to the Peachtree Mall Whole Loan will be calculated at a rate equal to (i) 0.25% per annum or (ii) such higher per annum rate as would result in a special servicing fee equal to $5,000 for the related month.
•

The work-out fees payable to the Non-Serviced Special Servicer under the CSAIL 2016-C7 Pooling and Servicing Agreement with respect to a corrected Peachtree Mall Whole Loan will be calculated at a rate equal to the lesser of (i) 1.0% and (ii) such lower rate as would result in a workout fee of $1,000,000 assuming the corrected Peachtree Mall Whole Loan remans outstanding and pays in accordance with its terms through maturity; provided that if the rate in clause (i) would result in a workout fee that would be less than $25,000 in circumstances where a, then the workout fee will be calculated at such higher rate as would result in a workout fee equal to $25,000 assuming the corrected Peachtree Mall Whole Loan remains outstanding and pays in accordance with its terms through maturity.

•	The liquidation fees payable to the Non-Serviced Special Servicer under the CSAIL 2016-C7 Pooling and Servicing Agreement with respect to the Peachtree Mall Whole Loan will be calculated at a rate equal to the lesser of (i) 1.0% and (ii) such rate as would result in a liquidation fee of $1,000,000; provided that if the rate in clause (i) would result in a liquidation fee that would be less than $25,000 in circumstances where a liquidation fee is to be paid, then the liquidation fee will be calculated at such rate as would yield a liquidation fee equal to $25,000.
•	Each of the Non-Serviced Master Servicer or the Non-Serviced Trustee, as applicable, is required to make advances of principal and interest with respect to the Peachtree Mall Companion Loan that was contributed to the CSAIL 2016-C7 securitization (but not with respect to the Peachtree Mall Mortgage Loan or any other Peachtree Mall Companion Loan) unless the Non-Serviced Special Servicer, the Non-Serviced Master Servicer or the Non-Serviced Trustee, as applicable, has determined that any such advance and interest thereon would not be recoverable from collections on such Peachtree Mall Companion Loan. Reimbursement of such amounts and interest thereon are payable only from proceeds of the Peachtree Mall Companion Loan as described in “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Whole Loans—The Peachtree Mall Whole Loan” in the Prospectus.
•	Any party to the CSAIL 2016-C7 Pooling and Servicing Agreement that makes a property protection advance with respect to the Peachtree Mall Mortgage Loan will be entitled to reimbursement for that advance, with interest at the prime rate, in a manner similar to the reimbursement of Servicing Advances related to Serviced Whole Loans under the Pooling and Servicing Agreement. The extent to which modification fees or other fee items with respect to the Peachtree Mall Whole Loan may be applied to offset interest on advances, servicer expenses and servicing compensation will, in certain circumstances, be less than is the case under the Pooling and Servicing Agreement.
•	Items with respect to the Peachtree Mall Whole Loan that are the equivalent of assumption application fees, defeasance fees, assumption, waiver, consent and earnout fees, late payment charges, default interest and/or modification fees and that constitute additional servicing compensation under the CSAIL 2016-C7 Pooling and Servicing Agreement will not be payable to the master servicer or special servicer under the Pooling and Servicing Agreement and will be allocated between the related Non-Serviced Master Servicer and the related Non-Serviced Special Servicer under the CSAIL 2016-C7 Pooling and Servicing Agreement, in some cases in proportions that are different than the allocation of similar fees under the Pooling and Servicing Agreement between the master servicer and special servicer for this transaction.
•	The master servicer, special servicer, trustee, certificate administrator and operating advisor under the CSAIL 2016-C7 Pooling and Servicing Agreement (and their related directors, officers and other agents) will be entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the servicing of the Peachtree Mall Whole Loan pursuant to the CSAIL 2016-C7 Pooling and Servicing Agreement in a manner, and to an extent, similar, but not necessarily identical, to that by which parties to the Pooling and Servicing Agreement performing similar functions (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with their obligations under the Pooling and Servicing Agreement. The Trust, as holder of the Peachtree Mall Mortgage Loan, will be responsible for its pro rata share of any such indemnification amounts (including out of general collections on the WFCM 2016-NXS6 mortgage pool, if necessary).

•	The related Non-Serviced Special Servicer will be required to take actions with respect to the Peachtree Mall Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus.
•	With respect to the Peachtree Mall Whole Loan, the servicing provisions relating to performing inspections and collecting operating information are similar, but not identical, to those of the Pooling and Servicing Agreement, except that, under the CSAIL 2016-C7 Pooling and Servicing Agreement, inspections are required to commence in 2018.
•	The requirement of the Non-Serviced Master Servicer to make compensating interest payments in respect of the Peachtree Mall Whole Loan is similar, but not necessarily identical, to the requirement of the master servicers to make Compensating Interest Payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement.
•	The CSAIL 2016-C7 directing certificateholder will have rights substantially similar to the Directing Certificateholder hereunder with respect to the servicing and administration of the Peachtree Mall Whole Loan, including consenting to “Major Decisions” (as defined under the CSAIL 2016-C7 Pooling and Servicing Agreement) proposed by the related Non-Serviced Special Servicer with respect to the Peachtree Mall Whole Loan and reviewing and consenting to asset status reports prepared by such Non-Serviced Special Servicer in respect of the Peachtree Mall Whole Loan. “Major Decisions” for the Peachtree Mall Whole Loan under the CSAIL 2016-C7 Pooling and Servicing Agreement will differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder will be permitted to consent will correspondingly differ.
•	The actions that the Non-Serviced Master Servicer is permitted to take without obtaining the consent of the Non-Serviced Special Servicer under the CSAIL 2016-C7 Pooling and Servicing Agreement differ in certain respects from the actions that the Master Servicer is permitted to take without obtaining the consent of the Special Servicer under the Pooling and Servicing Agreement.
•	The provisions of the CSAIL 2016-C7 Pooling and Servicing Agreement relating to modifications, waivers and amendments to mortgage loans are similar to the provisions of the Pooling and Servicing Agreement; however, the allocation of rights and duties between the Non-Serviced Master Servicer and Non-Serviced Special Servicer regarding modifications, waivers and amendments is differ in certain respects.
•	Servicing transfer events under the CSAIL 2016-C7 Pooling and Servicing Agreement that would cause the Peachtree Mall Whole Loan to become specially serviced will be similar to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement.
•	Collections on the Peachtree Mall Mortgage Loan are required, within two (2) business days following receipt of properly identified funds by the Non-Serviced Master Servicer, in its capacity as companion paying agent under the CSAIL 2016-C7 Pooling and Servicing Agreement, to be deposited and maintained in a separate account in the name of the CSAIL 2016-C7 Master Servicer, for the benefit of the holders of Peachtree Mall Whole Loan. Such amounts will be transferred (after payment of certain amounts under the CSAIL 2016-C7 Pooling and Servicing Agreement) on a monthly basis prior to the related master servicer remittance date to the collection account by the CSAIL 2016-C7 Master Servicer for distribution in accordance with the Pooling and Servicing.
•	The provisions of the CSAIL 2016-C7 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Section 9.	Financial Statements and Exhibits.
Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Matthew Orrino
Name: Matthew Orrino
Title: Director

Dated: November 29, 2016

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.